Exhibit 10.9

TANOX, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

1.             Grant of Option.

TANOX, INC., a Delaware corporation (the “Company”), hereby grants to                       (the “Employee”), an option, pursuant to the Company’s 1997 Stock Plan (the “Plan”), to purchase an aggregate of                    shares of Common Stock, $.01 par value per share, of the Company (“Common Stock”) at a price of                     per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan.                          , the date of grant of this option, is hereinafter referred to as the “Grant Date.”

2.             Exercise of Option and Provisions for Termination.

(a)           Except as otherwise provided herein, this option is exercisable for the first time with respect to the following shares subject to the option:

25% on the first anniversary of the Grant Date; and an additional

1/48th on the 13th through 48th monthly anniversary of the Grant Date

To the extent not exercised, installments shall be cumulative and shall be exercisable in whole or in part; provided that no partial exercise of the option shall be for less than 10 whole shares.

This option shall become fully exercisable, irrespective of the limitations set forth above, provided that the Employee has been in continuous employment since the Grant Date, upon a Change in Control.  This option may not be exercised at any time after the tenth anniversary of the Grant Date.

(b)           Subject to the conditions hereof, this option shall be exercisable by the Employee contacting the Company’s designated stock option administration representative (the “Representative”), specifying the number of shares to be purchased and the exercise price to be paid therefor and accompanied by payment in accordance with Section 3 hereof.

(c)           If the Employee ceases to be employed by the Company or one of its subsidiaries for any reason, including retirement but other than death, this option shall immediately terminate; provided, however, that any portion of this option which was otherwise exercisable on the date of termination of the Employee’s employment may be exercised within the three-month period following the date on which the Employee ceased to be so employed unless termination was due to “cause” as determined by the Board of Directors or the Employee is found by the Board of Directors to have disclosed trade secrets of the Company.  In no event may this option be exercised after the tenth anniversary of the Grant Date.  Any such exercise may be made only to the extent of the number of shares subject to this option which are purchasable upon the date of such termination of employment.  If the Employee dies during such three-month period, this option shall be exercisable by the Employee’s personal representatives, heirs or legatees to the same extent and during the same period that the Employee could have exercised this option on the date of his or her death.

(d)           If the Employee dies while an employee of the Company or any subsidiary of the Company, this option shall be exercisable, by the Employee’s personal representatives, heirs or legatees, to the same extent that the Employee could have exercised this option on the date of death.  This option or any unexercised portion hereof shall terminate unless so exercised prior to the earlier of the expiration of one year from the date of such death or the tenth anniversary of the Grant Date.

(e)           The Employee agrees not to exercise this option, and that the Company will not be obligated to issue any shares of Common Stock pursuant to this option agreement, if the exercise of the option or the issuance of such shares would constitute a violation by the Employee or by the Company of any provision of any law or regulation of any governmental authority or any stock exchange or transaction quotation system.  Whether or not the issuance of shares covered by the Plan have been registered pursuant to the Securities Act of 1933, as amended, the Company may, at its election, require the Employee to give a representation in writing in form and substance satisfactory to the Company to the effect that the Employee is acquiring such shares for the Employee’s own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.

(f)            A “Change in Control” shall be deemed to have occurred as on the date that one or more of the following occurs:

(i)            Individuals who, on the date hereof, constitute the entire Board of Directors of the Company (“Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the then Incumbent Directors shall be considered as though such individual was an Incumbent Director, but excluding, for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest, as such terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person (as defined below) other than the Board;

(ii)           The stockholders of the Company shall approve (A) any merger, consolidation or recapitalization of the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company), or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an “Acquisition Transaction”) where (1) the stockholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares or other ownership interests representing in the aggregate fifty one percent (51%) or more of (a) the then outstanding common stock or other equity interests of the corporation or other entity surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case may be (the “Surviving Entity”) (or of its ultimate parent corporation or other entity, if any), and (b) the Combined Voting Power of the then outstanding Voting Securities of the Surviving Entity (or of its ultimate parent corporation or other entity, if any) or (2) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors, or similar managing group, of the Surviving Entity (or of its ultimate parent corporation or other entity, if any), or (B) any plan or proposal for the liquidation or dissolution of the Company; or

(iii)          Any Person other than Nancy T. Chang or Tse Wen Chang shall be or become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate more than forty percent (40%) of either (A) the then outstanding shares of common stock of the Company (“Common Stock”) or (B) the Combined Voting Power of all then outstanding Voting Securities of the Company; provided, however, that notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred for purposes of this Subsection (iii):

(1)           Solely as a result of an acquisition of securities by the Company which, by reducing the number of Common Stock or other Voting Securities outstanding, increases (a) the proportionate number of Common Stock beneficially owned by any Person to more than forty percent (40%) of the Common Stock then outstanding, or (b) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to more than forty percent (40%) of the Combined Voting Power of all then outstanding Voting Securities; or

(2)           Solely as a result of an acquisition of securities directly from the Company except for any conversion of a security that was not acquired directly from the Company,

(3)           provided, further, that if any Person referred to in paragraph (1) or (2) of this Subsection (iii) shall thereafter become the beneficial owner of any additional Common Stock or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction), then a Change in Control shall be deemed to have occurred for purposes of this Subsection (iii).

(iv)          For purposes of this Section (f):

(1)  “Affiliate” shall mean, as to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, within the meaning of such terms as used in Rule 405 under the Securities Act of 1933, as amended (“Securities Act”), or any successor rule.

(2)  “Combined Voting Power” shall mean the aggregate votes entitled to be cast generally in the election of the Board of Directors, or similar managing group, of a corporation or other entity by holders of then outstanding Voting Securities of such corporation or other entity.

(3)  “Person” shall mean any individual, entity (including, without limitation, any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in Sections 14(d)(3) or 15(d)(2) of the Exchange Act and the rules and regulations thereunder); provided, however, that Person shall not include the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its majority-owned subsidiaries or any entity organized, appointed or established by the Company or such subsidiaries for or pursuant to the terms of any such plan.

(4)  “Voting Securities” shall mean all securities of a corporation or other entity having the right under ordinary circumstances to vote in an election of the Board of Directors, or similar managing group, of such corporation or other entity.

3.             Payment of Exercise Price.

(a)           Payment of the exercise price for shares purchased upon exercise of this option, together with all applicable taxes and fees, shall be made by delivery to the Representative of cash or other verifiable funds (wire transfer, cashier’s check, money order) payable to the order of the Representative, or, if the Employee elects and the Company permits, by delivery of shares of Common Stock held by the Employee for at least six months and having a fair market value (as determined by the Board of Directors of the Company in accordance with the terms of the Plan) equal to or less than the aggregate exercise price of the shares to be purchased, and any difference shall be paid by cash or check.

(b)           If the Employee elects to exercise options by delivery of shares of Common Stock, the certificate(s) representing the shares shall be registered in the name of the Employee and duly executed in blank, or accompanied by a stock power duly executed in blank, by the Employee suitable for purposes of transferring such shares to the Company.  The shares so tendered shall be free of all liens, claims and encumbrances.

4.             Delivery of Shares.

The Representative shall, upon receipt of the exercise price, together with all applicable taxes and fees, and verification of funds for the number of shares purchased and paid for, make prompt delivery of such shares to the Employee, provided that if any law or regulation requires Representative or the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.  No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.             Non-transferability of Option.

Except as expressly provided in the Plan or as provided in Section 2(c) and 2(d) hereof, this option is personal and no rights granted hereunder shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process.  Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall become null and void.

6.             No Special Employment Rights.

Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any of its subsidiaries to continue the employment of the Employee for the period within which this option may be exercised.

7.             No Rights as a Stockholder.

The Employee shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of this option unless and until such shares are duly issued and delivered to the Employee.  Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock is issued.

8.             Withholding Taxes and Fees.

No shares of Common Stock purchased shall be delivered to or in respect of the Employee unless the amount of all applicable federal, state and local withholding tax requirements imposed upon the Company with respect to the issuance of such shares of Common Stock, together with all applicable fees, has been remitted to the Representative.

9.             Certain Limits.

(a)           Notwithstanding anything in this Agreement to the contrary, but subject to the application of clause (b) below, to the extent the Employee would be subject to the excise tax under Section 4999 of the Code on the amounts payable pursuant to this Agreement and such other amounts or benefits the Employee receives from the Company, any person whose actions result in a change of ownership covered by Section 280G(b)(2) of the Code or any person affiliated with the Company or such person, required to be included in the calculation of parachute payments for purposes of Sections 280G and 4999 of the Code, the amounts vested pursuant to Section 2(a) of this Agreement shall be automatically reduced to an amount one dollar less than that which, when combined with such other amounts, would subject the Employee to such excise tax.

(b)           If the Employee’s employment with the Company is terminated by the Company without Cause (hereinafter defined) or by the Employee upon a Constructive Termination for Good Reason (hereinafter defined), in each case within one year following a Change in Control (a “Protected Termination”), then the provisions of this clause (b) will apply and clause (a) shall not be applicable.  If a Protected Termination occurs, then notwithstanding anything in this Agreement to the contrary, if (i) any amounts due to the Employee under this Agreement and any other plan or program of the Company constitute a “parachute payment,” as such term is defined in Code Section 280G(b)(2), and (ii) the amount of the parachute payment, reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Code Section 4999, is less than the amount the Employee would receive if he were paid three times his “base amount,” as defined in Code Section 280G(b)(3), less one dollar, reduced by all federal, state and local taxes applicable thereto, then the aggregate of the amounts constituting the parachute payment shall be reduced to an amount that will equal three times his base amount less one dollar.

(c)           The determinations to be made with respect to this Section shall be made by an accounting firm jointly selected by the Company’s Board of Directors and the Employee and paid by the Company, and which may be the Company’s independent auditors.

(d)           For purposes of this Section 9:

(i)            “Cause” shall mean: (A) the continued and willful refusal by Employee to substantially perform his duties after demand for substantial performance is delivered by the Board which demand specifically identifies the manner in which the Board has determined that the Employee has not substantially performed his duties, and the Employee’s performance is not cured to the Board’s reasonable satisfaction within thirty (30) days from such demand; (B) the engagement by Employee in willful misconduct or dishonesty that is materially injurious to the Company, monetarily or otherwise;  (C) Employee’s felony conviction, or (D) disclosure by the Employee of Company trade secrets or confidential Company matters to unauthorized persons which is reasonably likely to be materially injurious to the Company, monetarily or otherwise.

(ii)           “Constructive Termination for Good Reason” means:

(1)           the Employee’s duties or responsibilities are not comparable to the Employee’s position, offices, duties, responsibilities or status with the Company at the time of the Change in Control, or the Employee’s reporting responsibilities or titles are changed and the change results in a material reduction of the Employee’s responsibilities or position with the Company;

(2)           the level of benefits or compensation (individual base compensation and short and long-term incentive opportunity) provided to the Employee is reduced below the comparable level payable to similarly situated officers of the Company; or

(3)           the Employee is actually transferred, or offered a proposed transfer, as evidenced in a written communication from the Company to the Employee, to another location other than the location at which he was primarily employed immediately preceding the Change in Control, unless that new location is a major operating unit or facility of the Company that is located within 50 miles of the Employee’s primary location as of the date immediately preceding a transfer; provided, however, (A) the Employee, within thirty (30) days from the date that he is given written notice by the Company of such actual or proposed transfer, shall provide the Committee or the Board with written notice that the transfer shall constitute a Constructive Termination for Good Reason, (B) the Company, within twenty (20) days of receipt of the notice, fails to provide the Employee with written notice rescinding the actual or proposed transfer and (C) if the Company does not rescind the transfer, the Employee must terminate his employment due to Constructive Termination for Good Reason within forty (40) days following expiration of the twenty (20)-day period so that in any event the Employee shall have terminated his employment with the Company within ninety (90) days after the Employee first receives written notice from the Company of such actual or proposed transfer.

10.           Miscellaneous.

(a)           Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee.

(b)           All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(c)           This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Grant Date:	TANOX, INC.

By:
Title:Vice President of Finance
Address:10301 Stella Link
Houston, Texas 77025

EMPLOYEE’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

EMPLOYEE

Signature

Address:

TANOX, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

1.             Grant of Option.

TANOX, INC., a Delaware corporation (the ‘Company’), hereby grants to                            (the “Employee”), an option, pursuant to the Company’s 1997 Stock Plan (the Plan”), to purchase an aggregate of                     shares of Common Stock, $01 par value per share, of the Company (“Common Stock”) at a price of                     per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan.  The date of grant of this option is hereinafter referred to as the “Grant Date.”

2.             Exercise of Option and Provisions for Termination.

(a) Except as otherwise provided herein, this option is exercisable for the first time with respect to the following shares subject to the option:

               shares on the first anniversary of the Grant Date; an additional shares on the second anniversary of the Grant Date; an additional shares on the third anniversary of the Grant Date; an additional shares on the fourth anniversary of the Grant Date; and an additional shares on the fifth anniversary of the Grant Date; so that, after the expiration of the fifth anniversary of the Grant Date, the option shall be exercisable in full.

To the extent not exercised, installments shall be cumulative and shall be exercisable in whole or in part; provided that no partial exercise of the option shall be for less than 10 whole shares.

This option shall become fully exercisable, irrespective of the limitations set forth above, provided that the Employee has been in continuous employment since the Grant Date, upon a Change in Control. This option may not be exercised after the tenth anniversary of the Grant Date.

(b) Subject to the conditions hereof, this option shall be exercisable by the Employee contacting the Company’s designated stock option administration representative (the “Representative”), specifying the number of shares to be purchased and the exercise price to be paid therefor and accompanied by payment in accordance with Section 3 hereof.

(c) If the Employee ceases to be employed by the Company or one of its subsidiaries for any reason, including retirement but other than death, this option shall immediately terminate; provided, however, that any portion of this option which was otherwise exercisable on the date of termination of the Employee’s employment may be exercised within the three-month period following the date on which the Employee ceased to be so employed unless termination was due to “cause” as determined by the Board of Directors or the Employee is found by the Board of Directors to have disclosed trade secrets of the Company.  In no event may this option be exercised after the tenth anniversary of the Grant Date.  Any such exercise may be made only to the extent of the number of shares subject to this option which are purchasable upon the date of such termination of employment.  If the Employee dies during such three-month period, this option shall be exercisable by the Employee’s personal representatives, heirs or legatees to the same extent and during the same period that the Employee could have exercised this option on the date of his or her death.

(d) If the Employee dies while an employee of the Company or any subsidiary of the Company, this option shall be exercisable, by the Employee’s personal representatives, heirs or legatees, to the same extent that the Employee could have exercised this option on the date of death.  This option or any unexercised portion hereof shall terminate unless so exercised prior to the earlier of the expiration of one year from the date of such death or the tenth anniversary of the Grant Date.

(e) The Employee agrees not to exercise this option, and that the Company will not be obligated to issue any shares of Common Stock pursuant to this option agreement, if the exercise of the option or the issuance of such shares would constitute a violation by the Employee or by the Company of any provision of any law or regulation of any governmental authority or any stock exchange or transaction quotation system.  Whether or not the issuance of shares covered by the Plan have been registered pursuant to the Securities Act of 1933, as amended, the Company may, at its election, require the Employee to give a representation in writing in form and substance satisfactory to the Company to the effect that the Employee is acquiring such shares for the Employee’s own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.

(f)  A “Change in Control” shall be deemed to have occurred on the date that one or more of the following occurs:

(i)    Individuals who, on the date hereof, constitute the entire Board of Directors of the Company (“Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the then Incumbent Directors shall be considered as though such individual was an Incumbent Director, but excluding, for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest, as such terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended (“Exchange Act’) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person (as defined below) other than the Board;

(ii)   The stockholders of the Company shall approve (A) any merger, consolidation or recapitalization of the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company), or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an Acquisition Transaction”) where (1) the stockholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares or other ownership interests representing in the aggregate fifty one percent (51%) or more of (a) the then outstanding common stock or other equity interests of the corporation or other entity surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case may be (the “Surviving Entity”) (or of its ultimate parent corporation or other entity, if any), and (b) the Combined Voting Power of the then outstanding Voting Securities of the Surviving Entity (or of its ultimate parent corporation or other entity, if any) or (2) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors, or similar managing group, of the Surviving Entity (or of its ultimate parent corporation or other entity, if any), or (B) any plan or proposal for the liquidation or dissolution of the Company; or

(iii) Any Person other than Nancy T. Chang or Tse Wen Chang shall be or become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate more than forty percent (40%) of either (A) the then outstanding shares of common stock of the Company (Common Stock”) or (B) the Combined Voting Power of all then outstanding Voting Securities of the Company; provided, however, that notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred for purposes of this Subsection (iii):

(1)        Solely as a result of an acquisition of securities by the Company which, by reducing the number of Common Stock or other Voting Securities outstanding, increases (a) the proportionate number of Common Stock beneficially owned by any Person to more than forty percent (40%) of the Common Stock then outstanding, or (b) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to more than forty percent (40%) of the Combined Voting Power of all then outstanding Voting Securities; or

(2)        Solely as a result of an acquisition of securities directly from the Company except for any conversion of a security that was not acquired directly from the Company,

(3)        provided, further, that if any Person referred to in paragraph (1) or (2) of this Subsection (iii) shall thereafter become the beneficial owner of any additional Common Stock or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction), then a Change in Control shall be deemed to have occurred for purposes of this Subsection (iii).

(iv) For purposes of this Section (f):

(1)        “Affiliate” shall mean, as to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, within the meaning of such terms as used in Rule 405 under the Securities Act of 1933, as amended (“Securities Act”), or any successor rule.

(2)        “Combined Voting Power” shall mean the aggregate votes entitled to be cast generally in the election of the Board of Directors, or similar managing group, of a corporation or other entity by holders of then outstanding Voting Securities of such corporation or other entity.

(3)        ‘Person” shall mean any individual, entity (including, without limitation, any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in Sections 14(d)(3) or l5(d)(2) of the Exchange Act and the rules and regulations thereunder); provided, however, that Person shall not include the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its majority-owned subsidiaries or any entity organized, appointed or established by the Company or such subsidiaries for or pursuant to the terms of any such plan.

(4)        “Voting Securities” shall mean all securities of a corporation or other entity having the right under ordinary circumstances to vote in an election of the Board of Directors, or similar managing group, of such corporation or other entity.

3.             Payment of Exercise Price.

(a) Payment of the exercise price for shares purchased upon exercise of this option, together with all applicable taxes and fees, shall be made by delivery to the Representative of cash or other verifiable funds (wire transfer, cashier’s check, money order) payable to the order of the Representative, or, if the Employee elects and the Company permits, by delivery of shares of Common Stock held by the Employee for at least six months and having a fair market value (as determined by the Board of Directors of the Company in accordance with the terms of the Plan) equal to or less than the aggregate exercise price of the shares to be purchased, and any difference shall be paid by cash or check.

(b) If the Employee elects to exercise options by delivery of shares of Common Stock, the certificate(s) representing the shares shall be registered in the name of the Employee and duly executed in blank, or accompanied by a stock power duly executed in blank, by the Employee suitable for purposes of transferring such shares to the Company. The shares so tendered shall be free of all liens, claims and encumbrances.

4.             Delivery of Shares.

The Representative shall, upon receipt of the exercise price, together with all applicable taxes and fees, and verification of funds for the number of shares purchased and paid for, make prompt delivery of such shares to the Employee, provided that if any law or regulation requires the Representative or the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.             Non-transferability of Option.

Except as expressly provided in the Plan or as provided in Section 2(c) and 2(d) hereof, this option is personal and no rights granted hereunder shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall become null and void.

6.             No Special Employment Rights.

Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any of its subsidiaries to continue the employment of the Employee for the period within which this option may be exercised.

7.             No Rights as a Stockholder.

The Employee shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of this option unless and until such shares are duly issued and delivered to the Employee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock is issued.

8.             Withholding Taxes and Fees.

No shares of Common Stock purchased shall be delivered to or in respect of the Employee unless the amount of all applicable federal, state and local withholding tax requirements imposed upon the Company with respect to the issuance of such shares of Common Stock, together with all applicable fees, has been remitted to the Representative.

9.             Certain Limits.

(a) Notwithstanding anything in this Agreement to the contrary, but subject to the application of clause (b) below, to the extent the Employee would be subject to the excise tax under Section 4999 of the Code on the amounts payable pursuant to this Agreement and such other amounts or benefits the Employee receives from the Company, any person whose actions result in a change of ownership covered by Section 280G(b)(2) of the Code or any person affiliated with the Company or such person, required to be included in the calculation of parachute payments for purposes of Sections 280G and 4999 of the Code, the amounts vested pursuant to Section 2(a) of this Agreement shall be automatically reduced to an amount one dollar less than that which, when combined with such other amounts, would subject the Employee to such excise tax.

(b) If the Employee’s employment with the Company is terminated by the Company without Cause (hereinafter defined) or by the Employee upon a Constructive Termination for Good Reason (hereinafter defined), in each case within one year following a Change in Control (a “Protected Termination”), then the provisions of this clause (b) will apply and clause (a) shall not be applicable. If a Protected Termination occurs, then notwithstanding anything in this Agreement to the contrary, if (i) any amounts due to the Employee under this Agreement and any other plan or program of the Company constitute a “parachute payment,’ as such term is defined in Code Section 280G(b)(2), and (ii) the amount of the parachute payment, reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Code Section 4999, is less than the amount the Employee would receive if he were paid three times his “base amount,” as defined in Code Section 280G(b)(3), less one dollar, reduced by all federal, state and local taxes applicable thereto, then the aggregate of the amounts constituting the parachute payment shall be reduced to an amount that will equal three times his base amount less one dollar.

(c) The determinations to be made with respect to this Section shall be made by an accounting firm jointly selected by the Company’s Board of Directors and the Employee and paid by the Company, and which may be the Company’s independent auditors.

(d)           For purposes of this Section 9:

(i)    Termination for “Cause’ shall have occurred if, on or after the date of the Change in Control, the Company terminates Employee’s employment because (i) as a result of an investigation, the Employee shall (A) be found to have engaged in, (B) admit in writing facts amounting to, or (C) be held civilly liable for, fraud, embezzlement or dishonesty, (ii) the Employee discloses Company trade secrets or confidential Company matters to unauthorized persons and such disclosures are reasonably likely to be materially injurious to the Company, monetarily or otherwise, (iii) the Employee, after reasonable notice and opportunity to correct his conduct, willfully refuses or continually neglects to substantially perform his duties and assigned work, or (iv) the Employee materially breaches any provision of any employment agreement with the Company.

(ii) “Constructive Termination for Good Reason” means:

(1)        the Company has taken action that results in a material diminution in the Employees position (other than titles and reporting requirements), authority, duties or responsibilities with the Company in effect immediately before the date of closing of the Change in Control;

(2)        the level of benefits or compensation (individual base compensation and short and long-term incentive opportunity) provided to the Employee is reduced below the comparable level payable to similarly situated employees of the Company; or

(3)        the Employee is actually transferred, or offered a proposed transfer, as evidenced in a written communication from the Company to the Employee, to another location other than the location at which he was primarily employed immediately preceding the Change in Control, unless that new location is a major operating unit or facility of the Company that is located within 50 miles of the Employee’s primary location as of the date immediately preceding a transfer; provided, however, (A) the Employee, within thirty (30) days from the date that he is given written notice by the Company of such actual or proposed transfer, shall provide the Committee or the Board with written notice that the transfer shall constitute a Constructive Termination for Good Reason, (B) the Company, within twenty (20) days of receipt of the notice, fails to provide the Employee with written notice rescinding the actual or proposed transfer and (C) if the Company does not rescind the transfer, the Employee must terminate his employment due to Constructive Termination for Good Reason within forty (40) days following expiration of the twenty (20)-day period so that in any event the Employee shall have terminated his employment with the Company within ninety (90) days after the Employee first receives written notice from the Company of such actual or proposed transfer.

10.           Miscellaneous.

(a)           Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee

(b)           All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(c)           This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Grant Date:	TANOX, INC.
By:
Title:VP of Finance
	Address:	10301 Stella Link
Houston, Texas 77025

EMPLOYEE’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

EMPLOYEE

Signature

Address:

TANOX, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

1.             Grant of Option.

TANOX, INC., a Delaware corporation (the ‘Company’), hereby grants to                       (the “Employee”), an option, pursuant to the Company’s 1997 Stock Plan (the “Plan”), to purchase an aggregate of                shares of Common Stock, $01 par value per share, of the Company (‘Common Stock”) at a price of                per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. The date of grant of this option is hereinafter referred to as the “Grant Date.”

2.             Exercise of Option and Provisions for Termination.

(a)           Except as otherwise provided herein, this option is exercisable for the first time with respect to the following shares subject to the option:

shares on the first anniversary of the Grant Date; an additional shares on the second anniversary of the Grant Date; an additional shares on the third anniversary of the Grant Date; an additional shares on the fourth anniversary of the Grant Date; and an additional shares on the fifth anniversary of the Grant Date; so that, after the expiration of the fifth anniversary of the Grant Date, the option shall be exercisable in full.

To the extent not exercised, installments shall be cumulative and shall be exercisable in whole or in part; provided that no partial exercise of the option shall be for less than 10 whole shares.

This option shall become fully exercisable, irrespective of the limitations set forth above, provided that the Employee has been in continuous employment since the Grant Date, upon a Change in Control. This option may not be exercised after the tenth anniversary of the Grant Date.

(b) Subject to the conditions hereof, this option shall be exercisable by the Employee contacting the Company’s designated stock option administration representative (the “Representative”), specifying the number of shares to be purchased and the exercise price to be paid therefor and accompanied by payment in accordance with Section 3 hereof.

(c) If the Employee ceases to be employed by the Company or one of its subsidiaries for any reason, including retirement but other than death, this option shall immediately terminate; provided, however, that any portion of this option which was otherwise exercisable on the date of termination of the Employees employment may be exercised within the three-month period following the date on which the Employee ceased to be so employed unless termination was due to cause’ as determined by the Board of Directors or the Employee is found by the Board of Directors to have disclosed trade secrets of the Company. In no event may this option be exercised after the tenth anniversary of the Grant Date. Any such exercise may be made only to the extent of the number of shares subject to this option which are purchasable upon the date of such termination of employment. If the Employee dies during such three-month period, this option shall be exercisable by the Employee’s personal representatives, heirs or legatees to the same extent and during the same period that the Employee could have exercised this option on the date of his or her death.

(d) If the Employee dies while an employee of the Company or any subsidiary of the Company, this option shall be exercisable, by the Employee’s personal representatives, heirs or legatees, to the same extent that the Employee could have exercised this option on the date of death. This option or any unexercised portion hereof shall terminate unless so exercised prior to the earlier of the expiration of one year from the date of such death or the tenth anniversary of the Grant Date.

(e) The Employee agrees not to exercise this option, and that the Company will not be obligated to issue any shares of Common Stock pursuant to this option agreement, if the exercise of the option or the issuance of such shares would constitute a violation by the Employee or by the Company of any provision of any law or regulation of any governmental authority or any stock exchange or transaction quotation system. Whether or not the issuance of shares covered by the Plan have been registered pursuant to the Securities Act of 1933, as amended, the Company may, at its election, require the Employee to give a representation in writing in form and substance satisfactory to the Company to the effect that the Employee is acquiring such shares for the Employee’s own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.

(f) A “Change in Control” shall be deemed to have occurred on the date that one or more of the following occurs:

(i)            Individuals who, on the date hereof, constitute the entire Board of Directors of the Company (“Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the then Incumbent Directors shall be considered as though such individual was an Incumbent Director, but excluding, for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest, as such terms are used in Rule 14a-1 1 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person (as defined below) other than the Board;

(ii)           The stockholders of the Company shall approve (A) any merger, consolidation or recapitalization of the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company), or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an “Acquisition Transaction”) where (I) the stockholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares or other ownership interests representing in the aggregate fifty one percent (51%) or more of (a) the then outstanding common stock or other equity interests of the corporation or other entity surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case may be (the Surviving Entity (or of its ultimate parent corporation or other entity, if any), and (b) the Combined Voting Power of the then outstanding Voting Securities of the Surviving Entity (or of its ultimate parent corporation or other entity, if any) or (2) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors, or similar managing group, of the Surviving Entity (or of its ultimate parent corporation or other entity, if any), or (B) any plan or proposal for the liquidation or dissolution of the Company; or

(iii) Any Person other than Nancy T. Chang or Tse Wen Chang shall be or become the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate more than forty percent (40%) of either (A) the then outstanding shares of common stock of the Company (“Common Stock”) or (B) the Combined Voting Power of all then outstanding Voting Securities of the Company; provided, however, that notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred for purposes of this Subsection (iii):

(1)           Solely as a result of an acquisition of securities by the Company which, by reducing the number of Common Stock or other Voting Securities outstanding,

increases (a) the proportionate number of Common Stock beneficially owned by any Person to more than forty percent (40%) of the Common Stock then outstanding, or (b) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to more than forty percent (40%) of the Combined Voting Power of all then outstanding Voting Securities; or

(2)           Solely as a result of an acquisition of securities directly from the Company except for any conversion of a security that was not acquired directly from the Company,

(3)           provided, further, that if any Person referred to in paragraph (I) or (2) of this Subsection (iii) shall thereafter become the beneficial owner of any additional Common Stock or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction), then a Change in Control shall be deemed to have occurred for purposes of this Subsection (iii).

(iv) For purposes of this Section (f):

(1)           “Affiliate” shall mean, as to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, within the meaning of such terms as used in Rule 405 under the Securities Act of 1933, as amended (“Securities Act”), or any successor rule.

(2)           “Combined Voting Power” shall mean the aggregate votes entitled to be cast generally in the election of the Board of Directors, or similar managing group, of a corporation or other entity by holders of then outstanding Voting Securities of such corporation or other entity.

(3)           “Person” shall mean any individual, entity (including, without limitation, any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in Sections 14(d)(3) or 15(d)(2) of the Exchange Act and the rules and regulations thereunder); provided, however, that Person shall not include the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its majority-owned subsidiaries or any entity organized, appointed or established by the Company or such subsidiaries for or pursuant to the terms of any such plan.

(4)           “Voting Securities” shall mean all securities of a corporation or other entity having the right under ordinary circumstances to vote in an election of the Board of Directors, or similar managing group, of such corporation or other entity.

3.             Payment of Exercise Price.

(a) Payment of the exercise price for shares purchased upon exercise of this option, together with all applicable taxes and fees, shall be made by delivery to the Representative of cash or other verifiable funds (wire transfer, cashiers check, money order) payable to the order of the Representative, or, if the Employee elects and the Company permits, by delivery of shares of Common Stock held by the Employee for at least six months and having a fair market value (as determined by the Board of Directors of the Company in accordance with the terms of the Plan) equal to or less than the aggregate exercise price of the shares to be purchased, and any difference shall be paid by cash or check.

(b) If the Employee elects to exercise options by delivery of shares of Common Stock, the certificate(s) representing the shares shall be registered in the name of the Employee and duly executed in blank, or accompanied by a stock power duly executed in blank, by the Employee suitable for purposes of transferring such shares to the Company. The shares so tendered shall be free of all liens, claims and encumbrances.

4.             Delivery of Shares.

The Representative shall, upon receipt of the exercise price, together with all applicable taxes and fees, and verification of funds for the number of shares purchased and paid for, make prompt delivery of such shares to the Employee, provided that if any law or regulation requires the Representative or the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.             Non-transferability of Option.

Except as expressly provided in the Plan or as provided in Section 2(c) and 2(d) hereof, this option is personal and no rights granted hereunder shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall become null and void.

6.             No Special Employment Rights.

Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any of its subsidiaries to continue the employment of the Employee for the period within which this option may be exercised.

7.             No Rights as a Stockholder.

The Employee shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of this option unless and until such shares are duly issued and delivered to the Employee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock is issued.

8.             Withholding Taxes and Fees.

No shares of Common Stock purchased shall be delivered to or in respect of the Employee unless the amount of all applicable federal, state and local withholding tax requirements imposed upon the Company with respect to the issuance of such shares of Common Stock, together with all applicable fees, has been remitted to the Representative.

9.             Certain Limits.

(a) Notwithstanding anything in this Agreement to the contrary, but subject to the application of clause (b) below, to the extent the Employee would be subject to the excise tax under Section 4999 of the Code on the amounts payable pursuant to this Agreement and such other amounts or benefits the Employee receives from the Company, any person whose actions result in a change of ownership covered by Section 280G(b)(2) of the Code or any person affiliated with the Company or such person, required to be included in the calculation of parachute payments for purposes of Sections 2800 and 4999 of the Code, the amounts vested pursuant to Section 2(a) of this Agreement shall be automatically reduced to an amount one dollar less than that which, when combined with such other amounts, would subject the Employee to such excise tax.

(b) If the Employee’s employment with the Company is terminated by the Company without Cause (hereinafter defined) or by the Employee upon a Constructive Termination for Good Reason (hereinafter defined), in each case within one year following a Change in Control (a “Protected Termination”), then the provisions of this clause (b) will apply and clause (a) shall not be applicable. If a Protected Termination occurs, then notwithstanding anything in this Agreement to the contrary, if (i) any amounts due to the Employee under this Agreement and any other plan or program of the Company constitute a ‘parachute payment,’ as such term is defined in Code Section 280G(b)(2), and (ii) the amount of the parachute payment, reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Code Section 4999, is less than the amount the Employee would receive if he were paid three times his “base amount,” as defined in Code Section 280G(b)(3), less one dollar, reduced by all federal, state and local taxes applicable thereto, then the aggregate of the amounts constituting the parachute payment shall be reduced to an amount that will equal three times his base amount less one dollar.

(c) For purposes of this Section 9:

(i)            “Cause” shall mean: (A) the continued and willful refusal by Employee to substantially perform his duties after demand for substantial performance is delivered by the Board which demand specifically identifies the manner in which the Board has determined that the Employee has not substantially performed his duties, and the Employee’s performance is not cured to the Board’s reasonable satisfaction within thirty (30) days from such demand; (B) the engagement by Employee in willful misconduct or dishonesty that is materially injurious to the Company, monetarily or otherwise; (C) Employee’s felony conviction, or (D) disclosure by the Employee of Company trade secrets or confidential Company matters to unauthorized persons which is reasonably likely to be materially injurious to the Company, monetarily or otherwise.

(ii)           “Constructive Termination for Good Reason” means:

(1)           the Employee’s duties or responsibilities are not comparable to the Employees position, offices, duties, responsibilities or status with the Company at the time of the Change in Control, or the Employees reporting responsibilities or titles are changed and the change results in a material reduction of the Employee’s responsibilities or position with the Company;

(2)           the level of benefits or compensation (individual base compensation and short and long-term incentive opportunity) provided to the Employee is reduced below the comparable level payable to similarly situated employees of the Company; or

(3)           the Employee is actually transferred, or offered a proposed transfer, as evidenced in a written communication from the Company to the Employee, to another location other than the location at which he was primarily employed immediately preceding the Change in Control, unless that new location is a major operating unit or facility of the Company that is located within 50 miles of the Employee’s primary location as of the date immediately preceding a transfer; provided, however, (A) the Employee, within thirty (30) days from the date that he is given written notice by the Company of such actual or proposed transfer, shall provide the Committee or the Board with written notice that the transfer shall constitute a Constructive Termination for Good Reason, (B) the Company, within twenty (20) days of receipt of the notice, fails to provide the Employee with written notice rescinding the actual or proposed transfer and (C) if the Company does not rescind the transfer, the Employee must terminate his employment due to Constructive Termination for Good Reason within forty (40) days following expiration of the twenty (20)-day period so that in any event the Employee shall have terminated his employment with the Company within ninety (90) days after the Employee first receives written notice from the Company of such actual or proposed transfer.

10.           Miscellaneous.

(a)           Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee.

(b)           All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(d)           This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Grant Date:	TANOX, INC.

.1
By:
Title:
Address:

EMPLOYEE’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

EMPLOYEE

Signature

Address:

TANOX, INC.

NON-QUALIFIED STOCK OPTION AGREEMENT

1.             Grant of Option.

TANOX, INC., a Delaware corporation (the “Company”), hereby grants to                 (the “Employee), an option, pursuant to the Company’s 1997 Stock Plan (the ‘Plan”), to purchase an aggregate of                  shares of Common Stock, $01 par value per share, of the Company (“Common Stock”) at a price of                 per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. The date of grant of this option is hereinafter referred to as the “date of grant.”

2.             Exercise of Option and Provisions for Termination.

(a)           Except as otherwise provided herein, this option is exercisable for the first time with respect to the following shares subject to the option:

shares on the first anniversary of the date of grant; an additional shares on the second anniversary of the date of grant; an additional shares on the third anniversary of the date of grant; an additional shares on the fourth anniversary of the date of grant; so that, after the expiration of the fourth anniversary of the date of grant, the option shall be exercisable in full.

To the extent not exercised installments shall be cumulative and shall be exercisable in whole or in part; provided that no partial exercise of the option shall be for less than 10 whole shares.

This option shall become fully exercisable, irrespective of the limitations set forth above, provided that the Employee has been in continuous employment since the date of grant, upon a Change in Control. This option may not be exercised at any time after the tenth anniversary of the date of grant.

(b)           Subject to the conditions hereof this option shall be exercisable by the Employee giving written notice of exercise to the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in accordance with Section 3 hereof. Such exercise shall be effective upon receipt by the Treasurer of the Company of the written notice together with the required payment.

(c)           If the Employee ceases to be employed by the Company or one of its subsidiaries for any reason, including retirement but other than death, this option shall immediately terminate; provided, however, that any portion of this option which was otherwise exercisable on the date of termination of the Employee’s employment may be exercised within the three-month period following the date on which the Employee ceased to be so employed unless termination was due to “cause” as determined by the Board of Directors or the Employee is found by the Board of Directors to have disclosed trade secrets of the Company. In no event may this option be exercised after the tenth anniversary date. Any such exercise may be made only to the extent of the number of shares subject to this option which are purchasable upon the date of such termination of employment. If the Employee dies during such three-month period, this option shall be exercisable by the Employee’s personal representatives, heirs or legatees to the same extent and during the same period that the Employee could have exercised this option on the date of his or her death.

(d)           If the Employee dies while an employee of the Company or any subsidiary of the Company, this option shall be exercisable, by the Employees personal representatives, heirs or legatees, to the same extent that the Employee could have exercised this option on the date of his or her death. This option or any unexercised portion hereof shall terminate unless so exercised prior to the earlier of the expiration of one year from the date of such death or the tenth anniversary date.

(e)           The Employee agrees that he will not exercise this option, and that the Company will not be obligated to issue any shares of Common Stock pursuant to this option agreement, if the exercise of the option or the issuance of such shares would constitute a violation by the Employee or by the Company of any provision of any law or regulation of any governmental authority or any stock exchange or transaction quotation system. Whether or not the issuance of shares covered by the Plan have been registered pursuant to the Securities Act of 1933, as amended, the Company may, at its election, require the Employee to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view tot or for sale in connection with, the distribution of such shares or any part thereof.

If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.

(f)            A “Change in Control” shall be deemed to have occurred as of the date that one or more of the following occurs:

(i)            Individuals who, as of the date hereof, constitute the entire Board of

Directors of the Company (“Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the then Incumbent Directors shall be considered as though such individual was an Incumbent Director, but excluding, for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest, as such terms are used in Rule 14a-1 1 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person (as defined below) other than the Board;

(ii)           The stockholders of the Company shall approve (A) any merger, consolidation or recapitalization of the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company), or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an “Acquisition Transaction”) where (1) the stockholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares or other ownership interests representing in the aggregate fifty one percent (51%) or more of (a) the then outstanding common stock or other equity interests of the corporation or other entity surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case may be (the “Surviving Entity”) (or of its ultimate parent corporation or other entity, if any), and (b) the Combined Voting Power of the then outstanding Voting Securities of the Surviving Entity (or of its ultimate parent corporation or other entity, if any) or (2) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors, or similar managing group of the Surviving Entity (or of its ultimate parent corporation or other entity, if any), or (B) any plan or proposal for the liquidation or dissolution of the Company; or

(iii) Any Person other than Nancy T. Chang or Tse Wen Chang shall be or become the beneficial owner (as defined in Rules 1 3d-3 and 1 3d-S under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate more than forty percent (40%) of either (A) the then outstanding shares of common stock of the Company (‘Common Stock”) or (B) the Combined Voting Power of all then outstanding Voting Securities of the Company; provided, however, that notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred for purposes of this Subsection (iii):

(1)           Solely as a result of an acquisition of securities by the Company which, by reducing the number of Common Stock or other Voting Securities outstanding, increases (a) the proportionate number of Common Stock beneficially owned by any Person to more than forty percent (40%) of the Common Stock then outstanding, or (b) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to more than forty percent (40%) of the Combined Voting Power of all then outstanding Voting Securities; or

(2)           Solely as a result of an acquisition of securities directly from the Company except for any conversion of a security that was not acquired directly from the Company,

(3)           provided, further, that if any Person referred to in paragraph (1) or (2) of this Subsection (iii) shall thereafter become the beneficial owner of any additional Common Stock or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction), then a Change in Control shall be deemed to have occurred for purposes of this Subsection (iii).

(iv) For purposes of this Section (f):

(1)           “Affiliate” shall mean, as to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, within the meaning of such terms as used in Rule 405 under the Securities Act of 1933, as amended (“Securities Act”), or any successor rule.

(2)           “Combined Voting Power” shall mean the aggregate votes entitled to be cast generally in the election of the Board of Directors, or similar managing group, of a corporation or other entity by holders of then outstanding Voting Securities of such corporation or other entity.

(3)           “Person” shall mean any individual, entity (including, without limitation, any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in Sections 14(d)(3) or 1 5(d)(2) of the Exchange Act and the rules and regulations thereunder); provided, however, that Person shall not include the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its majority-owned subsidiaries or any entity organized, appointed or established by the Company or such subsidiaries for or pursuant to the terms of any such plan.

(4)           “Voting Securities” shall mean all securities of a corporation or other entity having the right under ordinary circumstances to vote in an election of the Board of Directors, or similar managing group, of such corporation or other entity.

3.             Payment of Purchase Price.

(a)           Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or other verifiable funds (wire transfer, cashiers check, money order) payable to the order of the

Company in an amount equal to the purchase price of such shares, or, if the Employee elects and the Company permits, by delivery of shares of Common Stock held by the Employee for at least six months and having a fair market value (as determined by the Board of Directors of the Company in accordance with the terms of the Plan) equal to or less than the aggregate purchase price of the shares to be purchased, and any difference shall be paid by cash or check.

(b)           If the Employee elects to exercise options by delivery of shares of Common Stock, the certificate(s) representing the shares shall be registered in the name of the Employee and duly executed in blank, or accompanied by a stock power duly executed in blank, by the Employee suitable for purposes of transferring such shares to the Company. The shares so tendered shall be free of all liens, claims and encumbrances.

4.             Delivery of Shares.

The Company shall, upon receipt of the purchase price, and verification of funds for the number of shares purchased and paid for, make prompt delivery of such shares to the Employee provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.             Non-transferability of Option.

Except as expressly provided in the Plan or as provided in Section 2(c) and 2(d) hereof, this option is personal and no rights granted hereunder shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall become null and void.

6.             No Special Employment Rights.

Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any of its subsidiaries to continue the employment of the Employee for the period within which this option may be exercised.

7.             No Rights as a Stockholder.

The Employee shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate or certificates representing such shares are duly issued and delivered to the Employee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

8.             Withholding Taxes.

No certificates representing shares of Common Stock purchased hereunder shall be delivered to or in respect of the Employee unless the amount of all federal, state and local withholding tax requirements imposed upon the Company with respect to the issuance of such shares of Common Stock has been remitted to the Company or unless provisions to pay such withholding requirements have been made to the satisfaction of the Committee.

9.             Certain Limits.

(a)           Notwithstanding anything in this Agreement to the contrary, but subject to the application of clause (b) below, to the extent the Employee would be subject to the excise tax under Section 4999 of the Code on the amounts payable pursuant to this Agreement and such other amounts or benefits the Employee receives from the Company, any person whose actions result in a change of ownership covered by Section 280G(b)(2) of the Code or any person affiliated with the Company or such person, required to be included in the calculation of parachute payments for purposes of Sections 280G and 4999 of the Code, the amounts vested pursuant to Section 2(a) of this Agreement shall be automatically reduced to an amount one dollar less than that which, when combined with such other amounts, would subject the Employee to such excise tax.

(b)           If the Employee’s employment with the Company is terminated by the Company without Cause (hereinafter defined) or by the Employee upon a Constructive Termination for Good Reason (hereinafter defined), in each case within one year following a Change in Control (a ‘Protected Termination’), then the provisions of this clause (b) will apply and clause (a) shall not be applicable. If a Protected Termination occurs, then notwithstanding anything in this Agreement to the contrary, if (i) any amounts due to the Employee under this Agreement and any other plan or program of the Company constitute a “parachute payment,” as such term is defined in Code Section 280G(b)(2), and (ii) the amount of the parachute payment, reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Code Section 4999, is less than the amount the Employee would receive if he were paid three times his ‘base amount,” as defined in Code Section 280G(b)(3), less one dollar, reduced by all federal, state and local taxes applicable thereto, then the aggregate of the amounts constituting the parachute payment shall be reduced to an amount that will equal three times his base amount less one dollar.

(c)           For purposes of this Section 9:

(i)            “Cause” shall mean: (A) the continued and willful refusal by Employee to substantially perform his duties after demand for substantial performance is delivered by the Board which demand specifically identifies the manner in which the Board has determined that the Employee has not substantially performed his duties, and the Employee’s performance is not cured to the Board’s reasonable satisfaction within thirty (30) days from such demand; (B.) the engagement by Employee in willful misconduct or dishonesty that is materially injurious to the Company, monetarily or otherwise; (C) Employee’s felony conviction, or (D) disclosure by the Employee of Company trade secrets or confidential Company matters to unauthorized persons which is reasonably likely to be materially injurious to the Company, monetarily or otherwise.

(ii)           ‘Constructive Termination for Good Reason” means:

(1)           the Employee’s duties or responsibilities are not comparable to the Employee’s position, offices, duties, responsibilities or status with the Company at the time of the Change in Control, or the Employee’s reporting responsibilities or titles are changed and the change results in a material reduction of the Employee’s responsibilities or position with the Company;

(2)           the level of benefits or compensation (individual base compensation and short and long-term incentive opportunity) provided to the Employee is reduced below the comparable level payable to similarly situated officers of the Company; or

(3)           the Employee is actually transferred, or offered a proposed transfer, as evidenced in a written communication from the Company to the Employee, to another location other than the location at which he was primarily employed immediately preceding the Change in Control, unless that new location is a major operating unit or facility of the Company that is located within 50 miles of the Employee’s primary location as of the date immediately preceding a transfer; provided, however, (A) the Employee, within thirty (30) days from the date that he is given written notice by the Company of such actual or proposed transfer, shall provide the Committee or the Board with written notice that the transfer shall constitute a Constructive Termination for Good Reason, (B) the Company, within twenty (20) days of receipt of the notice, fails to provide the Employee with written notice rescinding the actual or proposed transfer and (C) if the Company does not rescind the transfer, the Employee must terminate his employment due to Constructive Termination ,for Good Reason within forty (40) days following expiration of the twenty (20)-day period so that in any event the Employee shall have terminated his employment with the Company within ninety (90) days after the Employee first receives written notice from the Company of such actual or proposed transfer.

10.           Miscellaneous.

(a)           Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee.

(b)           All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(c)           This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Date of Grant:	TANOX, INC.
By:
Title:
Address:

EMPLOYEE’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

EMPLOYEE

Signature

Address:

TANOX, INC.

INCENTIVE STOCK OPTION AGREEMENT

1.             Grant of Option.

TANOX, INC., a Delaware corporation (the “Company’), hereby grants                         (the “Employee”), an option, pursuant to the Company’s 1997 Stock Plan (the ‘Plan”), to purchase an aggregate of                  shares of Common Stock, $01 par value per share, of the Company (“Common Stock”) at a price of                  per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. This option is intended to qualify as an incentive stock option (Incentive Stock Option”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the Code”). The date of grant of this option is hereinafter referred to as the ‘date of grant.”

2.             Exercise of Option and Provisions for Termination.

(a)           Except as otherwise provided herein, this option is exercisable for the first time with respect to the following shares subject to the option:

shares on the first anniversary of the date of grant; an additional shares on the second anniversary of the date of grant; an additional shares on the third anniversary of the date of grant; an additional shares on the fourth anniversary of the date of grant; and an additional shares on the fifth anniversary of the date of grant; so that, after the expiration of the fifth anniversary of the date of grant, the option shall be exercisable in full.

To the extent not exercised, installments shall be cumulative and shall be exercisable in whole or in part; provided that no partial exercise of the option shall be for less than 10 whole shares.

This option shall become fully exercisable, irrespective of the limitations set forth above, provided that the Employee has been in continuous employment since the date of grant, upon a Change in Control. This option may not be exercised at any time after the tenth anniversary of the date of grant.

(b) Subject to the conditions hereof, this option shall be exercisable by the Employee giving written notice of exercise to the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in accordance with Section 3 hereof. Such exercise shall be effective upon receipt by the Treasurer of the Company of the written notice together with the required payment.

(c) If the Employee ceases to be employed by the Company or one of its subsidiaries for any reason, including retirement but other than death, this option shall immediately terminate; provided, however, that any portion of this option which was otherwise exercisable on the date of termination of the Employee’s employment may be exercised within the three-month period following the date on which the Employee ceased to be so employed unless termination was due to cause” as determined by the Board of Directors or the Employee is found by the Board of Directors to have disclosed trade secrets of the Company. In no event may this option be exercised after the tenth anniversary date. Any such exercise may be made only to the extent of the number of shares subject to this option which are purchasable upon the date of such termination of employment. If the Employee dies during such three-month period, this option shall be exercisable by the Employees personal representatives, heirs or legatees to the same extent and during the same period that the Employee could have exercised this option on the date of his or her death.

(d) If the Employee dies while an employee of the Company or any subsidiary of the Company, this option shall be exercisable, by the Employee’s personal representatives, heirs or legatees, to the same extent that the Employee could have exercised this option on the date of his or her death. This option or any unexercised portion hereof shall terminate unless so exercised prior to the earlier of the expiration of one year from the date of such death or the tenth anniversary date.

(e) The Employee agrees that he will not exercise this option, and that the Company will not be obligated to issue any shares of Common Stock pursuant to this option agreement, if the exercise of the option or the issuance of such shares would constitute a violation by the Employee or by the Company of any provision of any law or regulation of any governmental authority or any stock exchange or transaction quotation system. Whether or not the issuance of shares covered by the Plan have been registers pursuant to the Securities Act of 1933, as amended, the Company may, at its election, require the Employee to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.

(f) A “Change in Control” shall be deemed to have occurred as of the date that one or more of the following occurs:

(i)            Individuals who, as of the date hereof, constitute the entire Board of Directors of the Company (Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the then Incumbent Directors shall be considered as though such individual was an Incumbent Director, but excluding, for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest, as such terms are used in Rule 14a-1l under the Securities Exchange Act of 1934, as amended (Exchange Act”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person (as defined below) other than the Board;

(ii) The stockholders of the Company shall approve (A) any merger, consolidation or recapitalization of the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company), or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an Acquisition Transaction”) where (1) the stockholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares or other ownership interests representing in the aggregate fifty one percent (51%) or more of (a) the then outstanding common stock or other equity interests of the corporation or other entity surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case may be (the ‘Surviving Entity”) (or of its ultimate parent corporation or other entity, if any), and (b) the Combined Voting Power of the then outstanding Voting Securities of the Surviving Entity (or of its ultimate parent corporation or other entity, if any) or (2) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors, or similar managing group of the Surviving Entity (or of its ultimate parent corporation or other entity, if any), or (B) any plan or proposal for the liquidation or dissolution of the Company; or

(iii) Any Person other than Nancy T. Chang or Tse Wen Chang shall be or become the beneficial owner (as defined in Rules 1 3d-3 and 1 3d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate more than forty percent (40%) of either (A) the then outstanding shares of common stock of the Company (“Common Stock”) or (B) the Combined Voting Power of all then outstanding Voting Securities of the Company; provided, however, that notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred for purposes of this Subsection (iii):

(1)           Solely as a result of an acquisition of securities by the Company which, by reducing the number of Common Stock or other Voting Securities outstanding, increases (a) the proportionate number of Common Stock beneficially owned by any Person to more than forty percent (40%) of the Common Stock then outstanding, or (b) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to more than forty percent (40%) of the Combined Voting Power of all then outstanding Voting Securities; or

(2)           Solely as a result of an acquisition of securities directly from the Company except for any conversion of a security that was not acquired directly from the Company,

(3)           provided, further, that if any Person referred to in paragraph (I) or (2) of this Subsection (iii) shall thereafter become the beneficial owner of any additional Common Stock or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction), then a Change in Control shall be deemed to have occurred for purposes of this Subsection (iii).

(iv) For purposes of this Section (f):

(1)           “Affiliate” shall mean, as to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, within the meaning of such terms as used in Rule 405 under the Securities Act of 1933, as amended (‘Securities Act’), or any successor rule.

(2)           “Combined Voting Power” shall mean the aggregate votes entitled to be cast generally in the election of the Board of Directors, or similar managing group, of a corporation or other entity by holders of then outstanding Voting Securities of such corporation or other entity.

(3)           Person” shall mean any individual, entity (including, without limitation, any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in Sections 14(d)(3) or 15(d)(2) of the Exchange Act and the rules and regulations thereunder); provided, however, that Person shall not include the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its majority-owned subsidiaries or any entity organized, appointed or established by the Company or such subsidiaries for or pursuant to the terms of any such plan.

(4)           “Voting Securities” shall mean all securities of a corporation or other entity having the right under ordinary circumstances to vote in an election of the Board of Directors, or similar managing group, of such corporation or other entity.

3.             Payment of Purchase Price.

(a) Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or other verifiable funds (wire transfer, cashier’s check, money order) payable to the order of the Company in an amount equal to the purchase price of such shares, or, if the Employee elects and the Company permits, by delivery of shares of Common Stock held by the Employee for at least six months and having a fair market value (as determined by the Board of Directors of the Company in accordance with the terms of the Plan) equal to or less than the aggregate purchase price of the shares to be purchased, and any difference shall be paid by cash or check.

(b) If the Employee elects to exercise options by delivery of shares of Common Stock, the certificate(s) representing the shares shall be registered in the name of the Employee and duly executed in blank, or accompanied by a stock power duly executed in blank, by the Employee suitable for purposes of transferring such shares to the Company. The shares so tendered shall be free of all liens, claims and encumbrances.

4.             Delivery of Shares.

The Company shall, upon receipt of the purchase price, and verification of funds for the number of shares purchased and paid for, make prompt delivery of such shares to the Employee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.             Non-transferability of Option.

Except as expressly provided in the Plan or as provided in Section 2(c) and 2(d) hereof, this option is personal and no rights granted hereunder shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall become null and void.

6.             No Special Employment Rights.

Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any of its subsidiaries to continue the employment of the Employee for the period within which this option may be exercised.

7.             No Rights as a Stockholder.

The Employee shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate or certificates representing such shares are duly issued and delivered to the Employee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

8.             Withholding Taxes.

No certificates representing shares of Common Stock purchased hereunder shall be delivered to or in respect of the Employee unless the amount of all federal, state and local withholding tax requirements imposed upon the Company with respect to the issuance of such shares of Common Stock has been remitted to the Company or unless provisions to pay such withholding requirements have been made to the satisfaction of the Committee.

9.             Qualification under Section 422.

It is understood and intended that the option granted hereunder shall qualify as an “incentive stock option” as defined in Section 422 of the Code. Accordingly, the Employee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any shares acquired upon exercise & the option within the one-year period beginning on the day after the day of the transfer of such shares to him or her, nor within the two-year period beginning on the day after the grant of the option. If the Employee intends to dispose or does dispose (whether by sale, exchange, gift, transfer or otherwise) of any such shares within said periods, he or she will notify the Company within 30 days after such disposition.

10.           Certain Limits.

(a) Notwithstanding anything in this Agreement to the contrary, but subject to the application of clause (b) below, to the extent the Employee would be subject to the excise tax under Section 4999 of the Code on the amounts payable pursuant to this Agreement and such other amounts or benefits the Employee receives from the Company, any person whose actions result in a change of ownership covered by Section 280G(b)(2) of the Code or any person affiliated with the Company or such person, required to be included in the calculation of parachute payments for purposes of Sections 280G and 4999 of the Code, the amounts vested pursuant to Section 2(a) of this Agreement shall be automatically reduced to an amount one dollar less than that which, when combined with such other amounts, would subject the Employee to such excise tax.

(b) If the Employee’s employment with the Company is terminated by the Company without Cause (hereinafter defined) or by the Employee upon a Constructive Termination for Good Reason (hereinafter defined), in each case within one year following a Change in Control (a “Protected Termination”), then the provisions of this clause (b) will apply and clause (a) shall not be applicable. If a Protected Termination occurs, then notwithstanding anything in this Agreement to the contrary, if (I) any amounts due to the Employee under this Agreement and any other plan or program of the Company constitute a “parachute payment,” as such term is defined in Code Section 280G(b)(2), and (ii) the amount of the parachute payment, reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Code Section 4999, is less than the amount the Employee would receive if he were paid three times his “base amount,” as defined in Code Section 280G(b)(3), less one dollar, reduced by all federal, state and local taxes applicable thereto, then the aggregate of the amounts constituting the parachute payment shall be reduced to an amount that will equal three times his base amount less one dollar.

(c) The determinations to be made with respect to this Section shall be made by an accounting firm jointly selected by the Company’s Board of Directors and the Employee and paid by the Company, and which may be the Company’s independent auditors.

(d) For purposes of this Section 10:

(i)            Termination for ‘Cause” shall have occurred if, on or after the date of the Change in Control, the Company terminates Employee’s employment because (i) as a result of an investigation, the Employee shall (A) be found to have engaged in, (B) admit in writing facts amounting to, or (C) be held civilly liable for, fraud, embezzlement or dishonesty, (ii) the Employee discloses Company trade secrets or confidential Company matters to unauthorized persons and such disclosures are reasonably likely to be materially injurious to the Company, monetarily or otherwise, (Hi) the Employee, after reasonable notice and opportunity to correct his conduct, willfully refuses or continually neglects to substantially perform his duties and assigned work, or (iv) the Employee materially breaches any provision of any employment agreement with the Company.

(ii)           “Constructive Termination for Good Reason” means:

(1)           the Company has taken action that results in a material diminution in the Employee’s position (other than titles and reporting requirements), authority, duties or responsibilities with the Company in effect immediately before the date of the closing of the Change in Control;

(2)           the level of benefits or compensation (individual base compensation and short and long-term incentive opportunity) provided to the Employee is reduced below the comparable level payable to similarly situated employees of the Company; or

(3)           the Employee is actually transferred, or offered a proposed transfer, as evidenced in a written communication from the Company to the Employee, to another location other than the location at which he was primarily employed immediately preceding the Change in Control, unless that new location is a major operating unit or facility Of the Company that is located within 50 miles of the Employee’s primary location as of the date immediately preceding a transfer; provided, however, (A) the Employee, within thirty (30) days from the date that he is given written notice by the Company of such actual or proposed transfer, shall provide the Committee or the Board with written notice that the transfer shall constitute a Constructive Termination for Good Reason, (B) the Company, within twenty (20) days of receipt of the notice, fails to provide the Employee with written notice rescinding the actual or proposed transfer and (C) if the Company does not rescind the transfer, the Employee must terminate his employment due to Constructive Termination for Good Reason within forty (40) days following expiration of the twenty (20)-day period so that in any event the Employee shall have terminated his employment with the Company within ninety (90) days after the Employee first receives written notice from the Company of such actual or proposed transfer.

11.           Miscellaneous.

(a) Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee.

(b) All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(c)  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Date of Grant:	TANOX, INC.
By:
Title:
Address:

EMPLOYEE’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

EMPLOYEE

Signature

Address:

TANOX, INC.

INCENTIVE STOCK OPTION AGREEMENT

1.             Grant of Option.

TANOX, INC., a Delaware corporation (the Company”), hereby grants to             (the “Employee”), an option, pursuant to the Company’s 1997 Stock Plan (the ‘Plan’), to purchase an aggregate of         shares of Common Stock, $01 par value per share, of the Company (“Common Stock”) at a price of        per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. This option is intended to qualify as an incentive stock option (‘Incentive Stock Option”) within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The date of grant of this option is hereinafter referred to as the “date of grant.”

2.             Exercise of Option and Provisions for Termination.

(a)           Except as otherwise provided herein, this option is exercisable for the first time with respect to the following shares subject to the option:

shares on the first anniversary of the date of grant; an additional shares on the second anniversary of the date of grant; an additional shares on the third anniversary of the date of grant; an additional shares on the fourth anniversary of the date of grant; and an additional shares on the fifth anniversary of the date of grant; so that, after the expiration of the fifth anniversary of the date of grant, the option shall be exercisable in full.

To the extent not exercised, installments shall be cumulative and shall be exercisable in whole or in part; provided that no partial exercise of the option shall be for less than 10 whole shares.

This option shall become fully exercisable, irrespective of the limitations set forth above, provided that the Employee has been in continuous employment since the date of grant, upon a Change in Control. This option may not be exercised at any time after the tenth anniversary of the date of grant.

(b) Subject to the conditions hereof, this option shall be exercisable by the Employee giving written notice of exercise to the Company, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in accordance with Section 3 hereof. Such exercise shall be effective upon receipt by the Treasurer of the Company of the written notice together with the required payment.

(c) If the Employee ceases to be employed by the Company or one of its subsidiaries for any reason, including retirement but other than death, this option shall immediately terminate; provided, however, that any portion of this option which was otherwise exercisable on the date of termination of the Employee’s employment may be exercised within the three-month period following the date on which the Employee ceased to be so employed unless termination was due to “cause” as determined by the Board of Directors or the Employee is found by the Board of Directors to have disclosed trade secrets of the Company. In no event may this option be exercised after the tenth anniversary date. Any such exercise may be made only to the extent of the number of shares subject to this option which are purchasable upon the date of such termination of employment. If the Employee dies during such three-month period, this option shall be exercisable by the Employee’s personal representatives, heirs or legatees to the same extent and during the same period that the Employee could have exercised this option on the date of his or her death.

(d) If the Employee dies while an employee of the Company or any subsidiary of the Company, this option shall be exercisable, by the Employee’s personal representatives, heirs or legatees, to the same extent that the Employee could have exercised this option on the date of his or her death. This option or any unexercised portion hereof shall terminate unless so exercised prior to the earlier of the expiration of one year from the date of such death or the tenth anniversary date.

(e) The Employee agrees that he will not exercise this option, and that the Company will not be obligated to issue any shares of Common Stock pursuant to this option agreement, if the exercise of the option or the issuance of such shares would constitute a violation by the Employee or by the Company of any provision of any law or regulation of any governmental authority or any stock exchange or transaction quotation system. Whether or not the issuance of shares covered by the Plan have been registered pursuant to the Securities Act of 1933, as amended, the Company may, at its election, require the Employee to give a representation in writing in form and substance satisfactory to the Company to the effect that he is acquiring such shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of such shares or any part thereof.

If any law or regulation requires the Company to take any action with respect to the shares specified in such notice, the time for delivery thereof, which would otherwise be as promptly as possible, shall be postponed for the period of time necessary to take such action.

(f) A “Change in Control’ shall be deemed to have occurred as of the date that one or more of the following occurs:

(i) Individuals who, as of the date hereof, constitute the entire Board of Directors of the Company (‘Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the then Incumbent Directors shall be considered as though such individual was an Incumbent Director, but excluding, for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest, as such terms are used in Rule 14a-11 under the Securities Exchange Act of 1934, as amended (“Exchange Act”) or other actual or threatened solicitation of proxies or consents by or on behalf of any Person (as defined below) other than the Board;

(ii) The stockholders of the Company shall approve (A) any merger, consolidation or recapitalization of the Company (or, if the capital stock of the Company is affected, any subsidiary of the Company), or any sale, lease, or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of the Company (each of the foregoing being an “Acquisition Transaction”) where (1) the stockholders of the Company immediately prior to such Acquisition Transaction would not immediately after such Acquisition Transaction beneficially own, directly or indirectly, shares or other ownership interests representing in the aggregate fifty one percent (51%) or more of (a) the then outstanding common stock or other equity interests of the corporation or other entity surviving or resulting from such merger, consolidation or recapitalization or acquiring such assets of the Company, as the case may be (the ‘Surviving Entity”) (or of its ultimate parent corporation or other entity, if any), and (b) the Combined Voting Power of the then outstanding Voting Securities of the Surviving Entity (or of its ultimate parent corporation or other entity, if any) or (2) the Incumbent Directors at the time of the initial approval of such Acquisition Transaction would not immediately after such Acquisition Transaction constitute a majority of the Board of Directors, or similar managing group, of the Surviving Entity (or of its ultimate parent corporation or other entity, if any), or (B) any plan or proposal for the liquidation or dissolution of the Company; or

(iii.) Any Person other than Nancy T. Chang or Tse Wen Chang shall be or become the beneficial owner (as defined in Rules 1 3d-3 and 1 3d-5 under the Exchange Act), directly or indirectly, of securities of the Company representing in the aggregate more than forty percent (40%) of either (A) the then outstanding shares of common stock of the Company (“Common Stock”) or (B) the Combined Voting Power of all then outstanding Voting Securities of the Company; provided, however, that notwithstanding the foregoing, a Change in Control shall not be deemed to have occurred for purposes of this Subsection (iii):

(1)           Solely as a result of an acquisition of securities by the Company which, by reducing the number of Common Stock or other Voting Securities outstanding, increases (a) the proportionate number of Common Stock beneficially owned by any Person to more than forty percent (40%) of the Common Stock then outstanding, or (b) the proportionate voting power represented by the Voting Securities beneficially owned by any Person to more than forty percent (40%) of the Combined Voting Power of all then outstanding Voting Securities; or

(2)           Solely as a result of an acquisition of securities directly from the Company except for any conversion of a security that was not acquired directly from the Company,

(3)           provided, further, that if any Person referred to in paragraph (1) or (2) of this Subsection (iii) shall thereafter become the beneficial owner of any additional Common Stock or other Voting Securities of the Company (other than pursuant to a stock split, stock dividend or similar transaction), then a Change in Control shall be deemed to have occurred for purposes of this Subsection (iii).

(iv) For purposes of this Section (f):

(1)           “Affiliate” shall mean, as to a specified Person, another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the specified Person, within the meaning of such terms as used in Rule 405 under the Securities Act of 1933, as amended (“Securities Act”), or any successor rule.

(2)           “Combined Voting Power” shall mean the aggregate votes entitled to be cast generally in the election of the Board of Directors, or similar managing group, of a corporation or other entity by holders of then outstanding Voting Securities of such corporation or other entity.

(3)           “Person” shall mean any individual, entity (including, without limitation, any corporation, partnership, trust, joint venture, association or governmental body) or group (as defined in Sections 14(d)(3) or 15(d)(2) of the Exchange Act and the rules and regulations thereunder); provided, however, that Person shall not include the Company, any of its subsidiaries, any employee benefit plan of the Company or any of its majority-owned subsidiaries or any entity organized, appointed or established by the Company or such subsidiaries for or pursuant to the terms of any such plan.

(4)           “Voting Securities” shall mean all securities of a corporation or other entity having the right under ordinary circumstances to vote in an election of the Board of Directors, or similar managing group, of such corporation or other entity.

3.             Payment of Purchase Price.

(a) Payment of the purchase price for shares purchased upon exercise of this option shall be made by delivery to the Company of cash or other verifiable funds (wire transfer, cashier’s check, money order) payable to the order of the Company in an amount equal to the purchase price of such shares, or, if the Employee elects and the Company permits, by delivery of shares of Common Stock held by the Employee for at least six months and having a fair market value (as determined by the Board of Directors of the Company in accordance with the terms of the Plan) equal to or less than the aggregate purchase price of the shares to be purchased, and any difference shall be paid by cash or check.

(b) If the Employee elects to exercise options by delivery of shares of Common Stock, the certificate(s) representing the shares shall be registered in the name of the Employee and duly executed in blank, or accompanied by a stock power duly executed in blank, by the Employee suitable for purposes of transferring such shares to the Company. The shares so tendered shall be free of all liens, claims and encumbrances.

4.             Delivery of Shares.

The Company shall, upon receipt of the purchase price, and verification of funds for the number of shares purchased and paid for, make prompt delivery of such shares to the Employee, provided that if any law or regulation requires the Company to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action. No shares shall be issued and delivered upon exercise of any option unless and until, in the opinion of counsel for the Company, any applicable registration requirements of the Securities Act, any applicable listing requirements of any national securities exchange on which stock of the same class is then listed, and any other requirements of law or of any regulatory bodies having jurisdiction over such issuance and delivery, shall have been fully complied with.

5.             Non-transferability of Option.

Except as expressly provided in the Plan or as provided in Section 2(c) and 2(d) hereof, this option is personal and no rights granted hereunder shall be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall become null and void.

6.             No Special Employment Rights.

Nothing contained in the Plan or this Agreement shall be construed or deemed by any person under any circumstances to bind the Company or any of its subsidiaries to continue the employment of the Employee for the period within which this option may be exercised.

7.             No Rights as a Stockholder.

The Employee shall have no rights as a stockholder with respect to any shares which may be purchased by exercise of this option unless and until a certificate or certificates representing such shares are duly issued and delivered to the Employee. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

8.             Withholding Taxes.

No certificates representing shares of Common Stock purchased hereunder shall be delivered to or in respect of the Employee unless the amount of all federal, state and local withholding tax requirements imposed upon the Company with respect to the issuance of such shares of Common Stock has been remitted to the Company or unless provisions to pay such withholding requirements have been made to the satisfaction of the Committee.

9.             Qualification under Section 422.

It is understood and intended that the option granted hereunder shall qualify as an “incentive stock option” as defined in Section 422 of the Code. Accordingly, the Employee understands that in order to obtain the benefits of an incentive stock option under Section 421 of the Code, no sale or other disposition may be made of any shares acquired upon exercise of the option within the one-year period beginning on the day after the day of the transfer of such shares to him or her, nor within the two-year period beginning on the day after the grant of the option. If the Employee intends to dispose or does dispose (whether by sale, exchange, gift, transfer or otherwise) of any such shares within said periods, he’ or she will notify the Company within 30 days after such disposition.

10.           Certain Limits.

(a) Notwithstanding anything in this Agreement to the contrary, but subject to the application of clause (b) below, to the extent the Employee would be subject to the excise tax under Section 4999 of the Code on the amounts payable pursuant to this Agreement and such other amounts or benefits the Employee receives from the Company, any person whose actions result in a change of ownership covered by Section 280G(b)(2) of the Code or any person affiliated with the Company or such person, required to be included in the calculation of parachute payments for purposes of Sections 280G and 4999 of the Code, the amounts vested pursuant to Section 2(a) of this Agreement shall be automatically reduced to an amount one dollar less than that which, when combined with such other amounts, would subject the Employee to such excise tax.

(b) If the Employee’s employment with the Company is terminated by the Company without Cause (hereinafter defined) or by the Employee upon a Constructive Termination for Good Reason (hereinafter defined), in each case within one year following a Change in Control (a “Protected Termination”), then the provisions of this clause (b) will apply and clause (a) shall not be applicable. If a Protected Termination occurs, then notwithstanding anything in this Agreement to the contrary, if (i) any amounts due to the Employee under this Agreement and any other plan or program of the Company constitute a “parachute payment,” as such term is defined in Code Section 280G(b)(2), and (ii) the amount of the parachute payment, reduced by all federal, state and local taxes applicable thereto, including the excise tax imposed pursuant to Code Section 4999, is less than the amount the Employee would receive if he were paid three times his “base amount,” as defined in Code Section 280G(b)(3), less one dollar, reduced by all federal, state and local taxes applicable thereto, then the aggregate of the amounts constituting the parachute payment shall be reduced to an amount that will equal three times his base amount less one dollar.

(c) For purposes of this Section 10:

(i)            ‘Cause” shall mean: (A) the continued and willful refusal by Employee to substantially perform his duties after demand for substantial performance is delivered by the Board which demand specifically identifies the manner in which the Board has determined that the Employee has not substantially performed his duties, and the Employee’s performance is not cured to the Board’s reasonable satisfaction within thirty (30) days from such demand; (B) the engagement by Employee in willful misconduct or dishonesty that is materially injurious to the Company, monetarily or otherwise; (C) Employee’s felony conviction, or (D) disclosure by the Employee of Company trade secrets or confidential Company matters to unauthorized persons which is reasonably likely to be materially injurious to the Company, monetarily or otherwise.

(ii)           ‘Constructive Termination for Good Reason” means:

(1)           the Employee’s duties or responsibilities are not comparable to the Employee’s position, offices, duties, responsibilities or status with the Company at the time of the Change in Control, or the Employee’s reporting responsibilities or titles are changed and the change results in a material reduction of the Employee’s responsibilities or position with the Company;

(2)           the level of benefits or compensation (individual base compensation and short and long-term incentive opportunity) provided to the Employee is reduced below the comparable level payable to similarly situated officers of the Company; or

(3)           the Employee is actually transferred, or offered a proposed transfer, as evidenced in a written communication from the Company to the Employee, to another location other than the location at which he was primarily employed immediately preceding the Change in Control, unless that new location is a major operating unit or facility of the Company that is located within 50 miles of the Employee’s primary location as of the date immediately preceding a transfer; provided, however, (A) the Employee, within thirty (30) days from the date that he is given written notice by the Company of such actual or proposed transfer, shall provide the Committee or the Board with written notice that the transfer shall constitute a Constructive Termination for Good Reason, (B) the Company, within twenty (20) days of receipt of the notice, fails to provide the Employee with written notice rescinding the actual or proposed transfer and (C) if the Company does not rescind the transfer, the Employee must terminate his employment due to Constructive Termination for Good Reason within forty (40) days following expiration of the twenty (20)-day period so that in any event the Employee shall have terminated his employment with the Company within ninety (90) days after the Employee first receives written notice from the Company of such actual or proposed transfer.

11.           Miscellaneous.

(a)           Except as provided herein, this Agreement may not be amended or otherwise modified unless evidenced in writing and signed by the Company and the Employee.

(b)           All notices under this Agreement shall be mailed or delivered by hand to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(c)           This Agreement shall be governed by and construed in accordance with the laws of the State of Texas.

Date of Grant:	TANOX, INC.

By:
Title:
Address:

EMPLOYEE’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof.

EMPLOYEE

Signature

Address:

STOCK OPTION AGREEMENT

Agreement made effective as of the       day of           , between TANOX BIOSYSTEMS, INC., a Texas corporation (the Company), and                         (Employee).

To carry out the purposes of the Tanox Biosystems, Inc. 1987 Stock Option Plan (the Plan), a copy of which is attached hereto as Exhibit A, by affording Employee the opportunity to purchase shares of the $01 par value common stock of the Company (the Stock”), and in consideration of the mutual agreements and other matters set forth herein and in the Plan, the Company and Employee hereby agree as follows:

1.             Grant of Option. The Company hereby irrevocably grants to Employee the right and option (Option) to purchase all or any part of an aggregate of                shares of Stock, on the terms and conditions set forth herein and in the Plan, which is incorporated herein by reference as a part of this Option. This Option is not intended to constitute an incentive stock option, within the meaning of section 422A (b) of the Internal Revenue Code of 1986, as amended (the “Code”).

2.             Purchase Price. The purchase price of Stock purchased pursuant to the exercise of this Option shall be       per share.

3.             Exercise of Option. Subject to the earlier expiration or termination of this Option as herein provided, this Option shall be cumulative and may be exercised, by written notice to the Company, only at such time or times and for such percentage of the aggregate number of shares offered by this Option, determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

Number of Full Years	Percentage of Shares Purchasable	Cumulative Percentage Purchasable
2 years	40%	40%
3 years	20%	60%
4 years	20%	80%
5 years	20%	100%

Notwithstanding the provisions of vesting above, this option may be exercised in full if, prior to full vesting, the Company is acquired, whether by merger, sale of substantially all of its assets or sale of stock, if following such transaction (including a series of related transactions) at least 50% of the outstanding voting securities of the Company or its successor shall not be owned directly or indirectly by stockholders that beneficially owned voting securities of the

Company immediately prior to such transaction in substantially the same proportion as their ownership immediately prior to such transaction.

At or prior to the time this Option becomes exercisable, the Company shall provide to Employee, if applicable, the buy-sell and other agreements referred to below, together with certain information regarding the Company and the Stock useful to Employee in making an investment decision, if such information is not otherwise available to Employee.

This Option is not transferable by Employee (otherwise than by will or the laws of descent and distribution as provided below), and may be exercised only by Employee during Employee’s lifetime and while Employee remains an employee of the Company, subject to any rights or restrictions contained in any buy-sell or other agreement to which Employee is subject, except that:

(a)           If Employee’s employment with the Company terminates for cause or voluntarily by Employee without the written consent of the Company, this Option shall immediately terminate and shall no longer be exercisable;

(b)           If Employee’s employment with the Company terminates for any reason other than death or as provided in (a) above, this Option may be exercised by Employee at any time during the period of sixty (60) days following such termination or, upon death of Employee within such period, by Employee’s estate (or the person who acquires this Option by bequest or inheritance or by reason of the death of Employee) during a period of one hundred eighty (180) days following Employee’s death, but in each case only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee’s employment so terminates; provided, however, that this Option and any Stock acquired pursuant hereto shall be subject to any restrictions on transfer or any rights and options of the Company and its shareholders contained in any buy-sell or other agreement to which Employee is subject; or

(c)           If Employee dies while in the employ of the Company, Employee’s estate, or the person who acquires this Option by bequest or inheritance or by reason of the death of Employee, may exercise this Option in full at any time during the period of one hundred eighty (180) days following the date of employee’s death (subject to the limitation set forth in Paragraph IV of the Plan as to the maximum amount of Stock as to which this Option may first become exercisable in any calendar year).

This Option shall not be exercisable in any event after the expiration of One Hundred Twenty-One (121) months from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full at the time of exercise (a) in cash (including check, bank draft or money order payable to the order of the Company), (b) by delivering to the Company shares of Stock having a fair market value equal to the purchase price, or (c) a combination of cash and

Stock. For purposes of this Agreement, fair market value of the Stock shall be determined in accordance with the provisions of the Plan and any Stock delivered to the Company hereunder shall be required to meet the holding period requirements set forth in the Plan. No fraction of a share of Stock shall be issued by the Company upon exercise of a option or accepted by the Company in payment of the exercise price thereof; rather, Employee shall provide a cash payment for such cash amount as is necessary to effect the issuance and acceptance of only whole shares of Stock.

Unless and until a certificate or certificates representing such shares shall have been issued by the Company to Employee, Employee (or the person permitted to exercise this Option in the event of Employee’s death) shall not be or have any of the rights or privileges of a shareholder of the Company with respect to shares acquirable upon an exercise of this Option.

4. Withholding of Tax. To the extent that the exercise of this Option or the disposition of shares of Stock acquired by exercise of this Option results in compensation income to Employee for federal or state income tax purposes, Employee shall pay to the Company at the time of such exercise or disposition such amount of money as the Company may require to meet its obligation under applicable tax laws or regulations and, if Employee fails to do so, the Company is authorized to withhold from any cash remuneration then or thereafter payable to Employee any tax required to be withheld by reason of such resulting compensation income.

5. Status of Stock. The Company may register for issue under the Securities Act of 1933, as amended (the “Act”) the shares of Stock acquirable upon exercise of this Option, and may keep such registration effective throughout the period this Option is exercisable. In the absence of such effective registration or an available exemption from registration, under the Act, exercise of this Option and delivery of shares of Stock acquirable upon such exercise will be delayed until registration of such shares is effective or an exemption from registration under the Act is available. The Company intends to use its reasonable efforts to ensure that no such delay will occur. If the stock is not registered and an exemption from registration under the Act is available upon an exercise of this Option, Employee (or the person permitted to exercise this Option in the event of Employee’s death or incapacity), if requested by the Company to do so, will be required to execute and deliver to the Company in writing an agreement containing such representations and other provisions as the Company may require to evidence Employee’s qualification to acquire the Stock and otherwise assure compliance with applicable securities laws.

No sales or disposition of shares of Stock acquired upon exercise of this Option shall be made in the absence of a registration statement being on file with respect to such shares under the Act unless an opinion of counsel satisfactory to the Company that such sale or disposition will not constitute a violation of the Act or any other applicable securities laws is first obtained.

If the shares of Stock acquirable upon exercise of this Option are not registered for issue under the Act, the Company, in its sole discretion, may require that Employee execute a buy-sell or other agreement, in form and substance satisfactory to the Company, which provides certain restrictions on Employee’s right to transfer the shares of Stock and provides the Company and certain of the other shareholders with rights to purchase the Employee’s Option or shares of Stock acquired by Employee upon the happening of certain events, including, without limitation, death, divorce, death of spouse, termination of employment, or voluntary or involuntary transfer of Stock. Such agreement may have such other provisions as the Company determines to be necessary to reasonably restrict transfer of the shares of Stock or rights thereto to other persons.

The certificates representing shares of Stock acquired under this Option may bear such legend as the Committee deems appropriate, referring to the provisions of this Paragraph 5.

6. Employment Relationship. Employee shall be considered to be in the employment of the Company as long as Employee remains an employee of either the Company, a parent or subsidiary corporation (as defined in section 425 of the Code) of the Company, if any, or a corporation or a parent or subsidiary of such corporation assuming or substituting a new option for this Option. Any question as to whether and when there has been a termination of such employment, and the cause of such termination, shall be determined by the Board of Directors of the employing corporation, and its determination shall be final.

7. Binding Effect. This Agreement shall be binding upon and inure to the benefit of any successors to the Company and all persons lawfully claiming under Employee.

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by one of its duly authorized officers, and Employee has executed this Agreement, all as of the day and year first above written.

TANOX BIOSYSTEMS, INC.

By:
Title:President

Employee